Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except per share figures)
(Unaudited)

	2009	2008	2009	2008		2009	2008	2009	2008
	2nd Qtr	2nd Qtr	2nd Qtr	2nd Qtr	2nd Qtr vs.	Six Months	Six Months	Six Months	Six Months
	U.S.	U.S.	* As	* As	2nd Qtr	U.S.	U.S.	* As	* As	6 Mos. vs.
	GAAP	GAAP	Reconciled	Reconciled	As	GAAP	GAAP	Reconciled	Reconciled	6 Mos.
	$	$	$	$	Reconciled	$	$	$	$	As Reconciled

Net sales	4,647	4,921	4,647	4,921	(6%)	9,040	9,577	9,040	9,577	(6%)
Cost of sales	1,620	1,908	1,484	1,554	(5%)	3,019	4,044	2,756	3,002	(8%)

Gross profit	3,027	3,013	3,163	3,367	(6%)	6,021	5,533	6,284	6,575	(4%)
Selling, general and administrative	1,626	1,870	1,625	1,869	(13%)	3,119	3,547	3,116	3,545	(12%)
Research and development	863	906	860	904	(5%)	1,667	1,786	1,660	1,782	(7%)
Other expense/(income), net	106	134	106	134	(21%)	194	229	194	246	(21%)
Special, merger and acquisition-related charges	29	94	—	—	—	104	117	—	—	—
Equity income	(370)	(493)	(370)	(429)	(14%)	(770)	(1,010)	(770)	(946)	(19%)

Income before income taxes	773	502	942	889	6%	1,707	864	2,084	1,948	7%
Income tax expense	102	40	135	120	13%	231	89	303	280	8%

Net income	671	462	807	769	5%	1,476	775	1,781	1,668	7%

Preferred stock dividends	38	38	38	38	—	75	75	75	75	—
Net income available to common shareholders	633	424	769	731	5%	1,401	700	1,706	1,593	7%

Diluted earnings per common share	0.38	0.26	0.46	0.45	2%	0.85	0.43	1.02	0.97	5%

Avg. shares outstanding — common and participating — diluted	1,658	1,632	1,658	1,632		1,744	1,635	1,744	1,635

Ratios to net sales
Net sales	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%
Cost of sales	34.9%	38.8%	31.9%	31.6%		33.4%	42.2%	30.5%	31.3%
Gross margin	65.1%	61.2%	68.1%	68.4%		66.6%	57.8%	69.5%	68.7%
Selling, general and administrative	35.0%	38.0%	35.0%	38.0%		34.5%	37.0%	34.5%	37.0%
Research and development	18.6%	18.4%	18.5%	18.4%		18.4%	18.6%	18.4%	18.6%
Income before income taxes	16.6%	10.2%	20.3%	18.1%		18.9%	9.0%	23.1%	20.3%
Net income	14.4%	9.4%	17.4%	15.6%		16.3%	8.1%	19.7%	17.4%

*	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights.”
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except per share figures)
(Unaudited)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Net sales	4,393	4,647	9,040				4,657	4,921	9,577	4,576	4,348	18,502	(6%)	(6%)
Cost of sales 1/	1,399	1,620	3,019				2,137	1,908	4,044	1,737	1,525	7,307	(15%)	(25%)

Gross profit	2,994	3,027	6,021				2,520	3,013	5,533	2,839	2,823	11,195	—	9%
Selling, general and administrative	1,493	1,626	3,119				1,676	1,870	3,547	1,660	1,615	6,823	(13%)	(12%)
Research and development	804	863	1,667				880	906	1,786	893	850	3,529	(5%)	(7%)
Other expense/(income), net	88	106	194				95	134	229	(39)	146	335	(21%)	(15%)
Special, merger and acquisition-related charges 2/	75	29	104				23	94	117	101	111	329	(69%)	(11%)
Equity income 3/	(400)	(370)	(770)				(517)	(493)	(1,010)	(434)	(426)	(1,870)	(25%)	(24%)

Income before income taxes	934	773	1,707				363	502	864	658	527	2,049	54%	98%
Income tax expense	129	102	231				49	40	89	44	13	146	N/M	N/M

Net income	805	671	1,476				314	462	775	614	514	1,903	45%	90%

Preferred stock dividends	38	38	75				38	38	75	38	38	150	—	—
Net income available to common shareholders	767	633	1,401				276	424	700	576	476	1,753	49%	100%

Diluted earnings per common share 4/	0.46	0.38	0.85				0.17	0.26	0.43	0.35	0.29	1.07	46%	95%

Avg. shares outstanding — common and participating — diluted 4/	1,739	1,658	1,744				1,637	1,632	1,635	1,636	1,634	1,635
Actual common shares outstanding	1,628	1,634	1,634				1,621	1,624	1,624	1,626	1,626	1,626
Ratios to net sales
Net sales	100.0%	100.0%	100.0%				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	31.8%	34.9%	33.4%				45.9%	38.8%	42.2%	38.0%	35.1%	39.5%
Gross margin	68.2%	65.1%	66.6%				54.1%	61.2%	57.8%	62.0%	64.9%	60.5%
Selling, general and administrative	34.0%	35.0%	34.5%				36.0%	38.0%	37.0%	36.3%	37.1%	36.9%
Research and development	18.3%	18.6%	18.4%				18.9%	18.4%	18.6%	19.5%	19.5%	19.1%
Income before income taxes	21.3%	16.6%	18.9%				7.8%	10.2%	9.0%	14.4%	12.1%	11.1%
Net income	18.3%	14.4%	16.3%				6.7%	9.4%	8.1%	13.4%	11.8%	10.3%

Note:	The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Cost of sales for the three months ended June 30, 2009 and 2008 include purchase accounting adjustments of $131 million and $354 million, respectively. For the six months ended June 30, 2009 and 2008, cost of sales includes purchase accounting adjustments of $256 million and $1.0 billion, respectively.

2/	Special, merger and acquisition-related charges relate to the Productivity Transformation Program (PTP) and costs incurred related to the proposed merger with Merck. For the three months ended June 30, 2009 and 2008 these charges were $29 million ($18 million for severance costs and $11 million for merger costs) and $94 million ($77 million for severance costs and $17 million for integration-related costs), respectively. For the six months ended June 30, 2009 and 2008 these charges were $104 million ($74 million for severance costs and $30 million for merger costs) and $117 million ($84 million for severance costs and $33 million for integration-related costs), respectively.

3/	Included in Equity income for the second, third and fourth quarter of 2008 were $64 million, $19 million and $22 million, respectively, of income related to the termination of a respiratory joint venture with Merck.

4/	Diluted EPS for the three months ended June 30, 2009 is calculated based on net income available to common shareholders and average diluted shares — common and participating — outstanding. For the three months ended June 30, 2009, approximately 91 million common shares obtainable upon conversion of Schering-Plough’s 2007 mandatory convertible preferred stock were excluded from the computation of diluted EPS because their effect would have been antidilutive. For the six months ended June 30, 2009, diluted EPS is calculated based on net income and average diluted shares — common and participating — outstanding. For the six months ended June 30, 3009, approximately 91 million common shares obtainable upon conversion of Schering-Plough’s 2007 mandatory convertible preferred stock were included in the computation of diluted EPS because their effect would have been dilutive.

N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Cholesterol Joint Venture:	931	1,019	1,950				1,216	1,133	2,348	1,089	1,062	4,499	(10%)	(17%)
U.S.	596	638	1,234				851	710	1,561	688	695	2,943	(10%)	(21%)
International	335	381	716				365	423	787	401	367	1,556	(10%)	(9%)

50% of Cholesterol Joint Venture:	466	509	975				607	566	1,174	545	531	2,250	(10%)	(17%)

Prescription Pharmaceuticals :	3,379	3,589	6,968				3,557	3,702	7,259	3,539	3,455	14,253	(3%)	(4%)
U.S.	951	969	1,920				975	926	1,899	932	981	3,812	5%	1%
International	2,428	2,620	5,048				2,582	2,776	5,360	2,607	2,474	10,441	(6%)	(6%)

Animal Health :	630	677	1,307				723	818	1,540	759	674	2,973	(17%)	(15%)
U.S.	146	148	294				131	138	269	160	135	564	8%	9%
International	484	529	1,013				592	680	1,271	599	539	2,409	(22%)	(20%)

Consumer Health Care	384	381	765				377	401	778	278	219	1,276	(5%)	(2%)

Consolidated GAAP Net Sales:	4,393	4,647	9,040				4,657	4,921	9,577	4,576	4,348	18,502	(6%)	(6%)

U.S.	1,450	1,464	2,914				1,453	1,434	2,885	1,350	1,320	5,556	2%	1%
International	2,943	3,183	6,126				3,204	3,487	6,692	3,226	3,028	12,946	(9%)	(8%)

Adjusted Net Sales:	4,859	5,156	10,015				5,264	5,487	10,751	5,121	4,879	20,752	(6%)	(7%)
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Global Zetia (1):	509	555	1,064				588	578	1,166	558	556	2,279	(4%)	(9%)
U.S.	310	324	633				395	349	745	333	338	1,415	(7%)	(15%)
International	199	231	431				193	229	421	225	218	864	2%	2%

Global Vytorin (1):	464	519	983				647	586	1,233	570	548	2,352	(11%)	(20%)
U.S.	286	314	601				456	361	816	355	357	1,528	(13%)	(26%)
International	178	205	382				191	225	417	215	191	824	(9%)	(8%)

Global Cholesterol (1):	973	1,074	2,047				1,235	1,164	2,399	1,128	1,104	4,631	(8%)	(15%)
U.S.	596	638	1,234				851	710	1,561	688	695	2,943	(10%)	(21%)
International	377	436	813				384	454	838	440	409	1,688	(4%)	(3%)

(1)	Substantially all sales of cholesterol products are not included in Schering-Plough’s Net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Japan and Latin America. In Japan, Schering-Plough co-markets ZETIA with Bayer HealthCare. For the three months ended June 30, 2009 and 2008 sales in non-joint venture territories of the cholesterol franchise totaled $55 million ($41 million in Japan) and $31 million ($16 million in Japan), respectively. For the six months ended June 30, 2009 and 2008 sales in non-joint venture territories of the cholesterol franchise totaled $97 million ($72 million in Japan) and $51 million ($23 million in Japan), respectively
The results of the operation of the joint venture are reflected in Equity income. As a result, Schering-Plough’s Gross margin and ratios of Selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting in recording its share of activity from the Merck/Schering-Plough cholesterol joint venture. Schering-Plough’s Net sales do not include the sales of the joint venture. The cholesterol joint venture agreements provide for the sharing of operating income generated by the joint venture based upon percentages that vary by product, sales level and country. Equity income also includes milestone and other payments. Either company’s share of the joint venture’s income from operations is subject to a reduction if that company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. As such, Schering-Plough’s share of operating income from the joint venture in the first fiscal quarter is generally higher than subsequent quarters.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global			U.S.			International
	2009	2008		2009	2008		2009	2008
	2nd	2nd	2nd Qtr	2nd	2nd	2nd Qtr	2nd	2nd	2nd Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$2nd Qtr	$		$2nd Qtr	$		$2nd Qtr

Prescription Pharmaceuticals :	3,589	3,702	(3%)	969	926	5%	2,620	2,776	(6%)

Remicade	565	557	2%	—	—	—	565	557	2%
Nasonex	321	311	3%	183	166	10%	138	145	(5%)
Temodar	256	251	2%	93	82	14%	163	169	(4%)
Pegintron	215	229	(6%)	30	40	(25%)	185	189	(2%)
Clarinex / Aerius	226	240	(6%)	74	79	(6%)	152	161	(6%)
Follistim / Puregon	145	162	(11%)	49	45	9%	96	117	(19%)
Nuvaring	129	116	11%	79	68	16%	50	48	5%
Claritin Rx	96	111	(13%)	—	—	—	96	111	(13%)
Avelox	71	67	7%	71	67	7%	—	—	—
Integrilin	73	78	(7%)	68	73	(6%)	5	5	(10%)
Rebetol	67	70	(4%)	—	—	—	67	70	(4%)
Caelyx	68	78	(14%)	—	—	—	68	78	(14%)
Intron A	67	61	10%	35	29	20%	32	32	1%
Proventil / Albuterol	56	38	46%	56	38	46%	—	—	—
Asmanex	54	48	12%	52	45	15%	2	3	(31%)
Subutex / Suboxone	52	62	(15%)	—	—	—	52	62	(15%)
Remeron	50	61	(18%)	2	2	(2%)	48	59	(19%)
Elocon	45	47	(4%)	—	—	—	45	47	(4%)
Cerazette	46	49	(6%)	—	—	—	46	49	(6%)
Noxafil	43	38	14%	13	10	22%	30	28	11%
Implanon	43	44	(1%)	15	14	5%	28	30	(5%)
Mercilon	33	47	(30%)	—	—	—	33	47	(30%)
Livial	39	50	(22%)	—	—	—	39	50	(22%)
Marvelon	36	40	(9%)	2	3	(27%)	34	37	(8%)
Zemuron	33	67	(51%)	3	33	(91%)	30	34	(12%)
Foradil	25	25	(1%)	25	24	1%	—	1	N/M
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

N/M not a meaningful percentage

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (GLOBAL) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Prescription Pharmaceuticals :	3,379	3,589	6,968				3,557	3,702	7,259	3,539	3,455	14,253	(3%)	(4%)

Remicade	518	565	1,083				507	557	1,064	564	491	2,118	2%	2%
Nasonex	306	321	627				307	311	618	258	280	1,155	3%	1%
Temodar	247	256	503				236	251	487	273	242	1,002	2%	3%
Pegintron	216	215	430				225	229	454	235	225	914	(6%)	(5%)
Clarinex / Aerius	174	226	400				213	240	454	176	160	790	(6%)	(12%)
Follistim / Puregon	131	145	275				145	162	308	142	127	577	(11%)	(10%)
Nuvaring	115	129	244				96	116	212	118	110	440	11%	15%
Claritin Rx	132	96	228				128	111	239	87	99	425	(13%)	(4%)
Avelox	109	71	180				142	67	209	65	102	376	7%	(14%)
Integrilin	76	73	149				74	78	152	84	78	314	(7%)	(2%)
Rebetol	66	67	134				59	70	130	63	67	260	(4%)	3%
Caelyx	61	68	128				74	78	152	80	64	297	(14%)	(16%)
Intron A	54	67	121				55	61	116	61	57	234	10%	4%
Proventil / Albuterol	54	56	110				50	38	89	38	63	190	46%	24%
Asmanex	49	54	103				42	48	91	40	49	180	12%	14%
Subutex / Suboxone	50	52	102				54	62	115	63	52	230	(15%)	(12%)
Remeron	50	50	100				68	61	129	61	48	239	(18%)	(22%)
Elocon	41	45	87				45	47	92	45	39	176	(4%)	(6%)
Cerazette	39	46	85				44	49	93	49	44	185	(6%)	(8%)
Noxafil	39	43	82				34	38	72	40	38	149	14%	15%
Implanon	37	43	80				38	44	82	37	32	151	(1%)	(2%)
Livial	33	39	72				45	50	95	48	40	183	(22%)	(24%)
Mercilon	35	33	68				43	47	90	38	31	159	(30%)	(25%)
Marvelon	31	36	68				37	40	77	37	33	147	(9%)	(13%)
Zemuron	32	33	65				63	67	130	72	51	253	(51%)	(50%)
Foradil	23	25	48				25	25	51	25	27	102	(1%)	(4%)
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (U.S.) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Total Prescription Pharmaceuticals (U.S.) :	951	969	1,920				975	926	1,899	932	981	3,812	5%	1%

Nasonex	158	183	340				172	166	338	141	166	644	10%	1%
Temodar	92	93	185				80	82	162	96	90	348	14%	14%
Pegintron	29	30	58				39	40	79	40	34	153	(25%)	(26%)
Clarinex / Aerius	59	74	134				76	79	156	71	68	295	(6%)	(14%)
Follistim / Puregon	43	49	92				44	45	89	49	40	178	9%	3%
Nuvaring	72	79	151				54	68	122	67	65	253	16%	24%
Avelox	109	71	180				142	67	209	65	102	376	7%	(14%)
Integrilin	71	68	140				69	73	142	78	73	292	(6%)	(1%)
Intron A	27	35	62				27	29	56	30	32	118	20%	9%
Proventil / Albuterol	54	56	110				50	38	89	38	63	190	46%	24%
Asmanex	46	52	99				39	45	85	38	46	169	15%	16%
Remeron	2	2	4				4	2	6	3	2	11	(2%)	(26%)
Noxafil	11	13	24				9	10	20	11	12	43	22%	21%
Implanon	13	15	28				11	14	26	9	10	45	5%	9%
Marvelon	1	2	4				2	3	5	—	2	5	(27%)	(30%)
Zemuron	7	3	9				34	33	67	38	20	125	(91%)	(86%)
Foradil	22	25	47				24	24	49	24	26	99	1%	(4%)
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (INTERNATIONAL) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Total Prescription Pharmaceuticals (International) :	2,428	2,620	5,048				2,582	2,776	5,360	2,607	2,474	10,441	(6%)	(6%)

Remicade	518	565	1,083				507	557	1,064	564	491	2,118	2%	2%
Nasonex	148	138	286				135	145	280	117	114	511	(5%)	2%
Temodar	155	163	318				156	169	325	177	152	654	(4%)	(2%)
Pegintron	187	185	372				186	189	375	195	191	761	(2%)	(1%)
Clarinex / Aerius	115	152	266				137	161	298	105	92	495	(6%)	(11%)
Follistim / Puregon	88	96	183				101	117	219	93	87	399	(19%)	(16%)
Nuvaring	43	50	93				42	48	90	51	45	187	5%	3%
Claritin Rx	132	96	228				128	111	239	87	99	425	(13%)	(4%)
Integrilin	5	5	9				5	5	10	6	5	22	(10%)	(9%)
Rebetol	66	67	134				59	70	129	63	66	258	(4%)	3%
Caelyx	61	68	128				74	78	152	80	64	297	(14%)	(16%)
Intron A	27	32	59				28	32	60	31	25	116	1%	(1%)
Asmanex	3	2	4				3	3	6	2	3	11	(31%)	(22%)
Subutex / Suboxone	50	52	102				54	62	115	63	52	230	(15%)	(12%)
Remeron	48	48	96				64	59	123	58	46	228	(19%)	(22%)
Elocon	41	45	87				45	47	91	45	39	176	(4%)	(6%)
Cerazette	39	46	85				44	49	93	49	44	185	(6%)	(8%)
Noxafil	28	30	58				25	28	52	29	26	106	11%	12%
Implanon	24	28	52				27	30	56	28	22	106	(5%)	(7%)
Livial	33	39	72				45	50	95	48	40	183	(22%)	(24%)
Mercilon	35	33	68				42	47	88	38	31	159	(30%)	(25%)
Marvelon	30	34	64				35	37	72	37	31	142	(8%)	(11%)
Zemuron	25	30	56				29	34	63	34	31	128	(12%)	(12%)
Foradil	1	—	1				1	1	2	1	1	3	N/M	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

N/M not a meaningful percentage

SCHERING-PLOUGH CORPORATION
CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full	2nd Qtr	6 Mos.
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$2nd Qtr	6 Mos.

Consumer Health Care:	384	381	765				377	401	778	278	219	1,276	(5%)	(2%)

OTC:	232	184	416				209	181	389	160	130	680	2%	7%
OTC Claritin	149	108	257				139	120	258	92	55	405	(10%)	—
MiraLAX	37	36	73				26	28	54	31	30	115	30%	36%
Other OTC	46	40	86				44	33	77	37	45	160	22%	11%
Foot Care	73	101	174				85	105	190	96	71	357	(4%)	(8%)
Sun Care	79	96	175				83	115	199	22	18	239	(17%)	(12%)
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$

Geographic net sales
U.S.	1,450	1,464	2,914				1,453	1,434	2,885	1,350	1,320	5,556
Europe and Canada	1,946	2,154	4,100				2,235	2,449	4,686	2,207	2,009	8,903
Latin America	426	449	875				482	524	1,006	482	500	1,987
Asia Pacific 1/	571	580	1,151				487	514	1,000	537	519	2,056

Consolidated net sales	4,393	4,647	9,040				4,657	4,921	9,577	4,576	4,348	18,502

1/	The three months ended June 30, 2009 and 2008 include $300 million and $241 million, respectively, of net sales in Japan. The six months ended June 30, 2009 and 2008 include $629 million and $462 million, respectively, of net sales in Japan.

	2009						2008
	1st	2nd	6	3rd	4th	Full	1st	2nd	6	3rd	4th	Full
	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$

Other expense/(income), net
Interest income	(4)	(7)	(11)				(22)	(17)	(39)	(19)	(13)	(71)
Interest expense	109	110	219				138	140	278	136	122	536
Gain on sale of divestiture of certain Animal Health products	—	—	—				—	—	—	(160)	—	(160)
Foreign exchange (gains)/losses	(17)	3	(14)				(4)	11	7	4	37	47
Other income (1)	—	—	—				(17)	—	(17)	—	—	(17)

Total — Other expense/(income), net	88	106	194				95	134	229	(39)	146	335

(1)	Other income for the first quarter of 2008 reflects a $17 million gain on sale of a manufacturing plant.
All figures rounded. Totals may not add due to rounding.

Janet Barth	908-298-7011
Joe Romanelli	908-298-7904

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special, merger and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these items to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S.

	Three months ended June 30, 2009
	(unaudited)
			Special,
		Purchase	Merger and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$4,647	$—	$—	$—	$4,647
Cost of sales	1,620	(131)	(5)	—	1,484
Selling, general and administrative	1,626	(1)	—	—	1,625
Research and development	863	(3)	—	—	860
Other expense/(income), net	106	—	—	—	106
Special, merger and acquisition-related charges	29	—	(29)	—	—
Equity income	(370)	—	—	—	(370)

Income before income taxes	773	135	34	—	942
Income tax expense/(benefit)	102	(27)	(6)	—	135

Net income	$671	$108	$28	$—	$807

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$633	$108	$28	$—	$769

Diluted earnings per common share (2)	$0.38				$0.46

Average shares outstanding common and participating — diluted (2)	1,658				1,658

(1)	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items.

(2)	Diluted EPS for the three months ended June 30, 2009 is calculated based on net income available to common shareholders and average diluted shares — common and participating — outstanding. For the three months ended June 30, 2009, approximately 91 million common shares obtainable upon conversion of Schering-Plough’s 2007 mandatory convertible preferred stock were excluded from the computation of diluted EPS because their effect would have been antidilutive.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Three months ended June 30, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As
	Reported	Adjustments	Related Items	Items	Reconciled (1)

Net sales	$4,921	$—	$—	$—	$4,921
Cost of sales	1,908	(354)	—	—	1,554
Selling, general and administrative	1,870	(1)	—	—	1,869
Research and development	906	(2)	—	—	904
Other expense/(income), net	134	—	—	—	134
Special and acquisition-related charges	94	—	(94)	—	—
Equity income	(493)	—	—	64	(429)

Income before income taxes	502	357	94	(64)	889
Income tax expense/(benefit)	40	(73)	(7)	—	120

Net income	$462	$284	$87	$(64)	$769

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$424	$284	$87	$(64)	$731

Diluted earnings per common share	$0.26				$0.45

Average shares outstanding common and participating — diluted	1,632				1,632

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Six months ended June 30, 2009
	(unaudited)
			Special,
		Purchase	Merger and	Other
	As	Accounting	Acquisition-	Specified	As
	Reported	Adjustments	Related Items	Items	Reconciled (1)

Net sales	$9,040	$—	$—	$—	$9,040
Cost of sales	3,019	(256)	(7)	—	2,756
Selling, general and administrative	3,119	(3)	—	—	3,116
Research and development	1,667	(5)	(2)	—	1,660
Other expense/(income), net	194	—	—	—	194
Special, merger and acquisition-related charges	104	—	(104)	—	—
Equity income	(770)	—	—	—	(770)

Income before income taxes	1,707	264	113	—	2,084
Income tax expense/(benefit)	231	(59)	(13)	—	303

Net income	$1,476	$205	$100	$—	$1,781

Preferred stock dividends	75	—	—	—	75

Net income available to common shareholders	$1,401	$205	$100	$—	$1,706

Diluted earnings per common share (2)	$0.85				$1.02

Average shares outstanding — common and participating — diluted	1,744				1,744

(1)	“As Reconciled” to exclude purchase accounting adjustments, special, merger and acquisition-related items and other specified items.

(2)	Diluted EPS for the six months ended June 30, 2009 is calculated based on net income and average diluted shares — common and participating — outstanding. For the six months ended June 30, 2009, approximately 91 million common shares obtainable upon conversion of Schering-Plough’s 2007 mandatory convertible preferred stock were included in the computation of diluted EPS because their effect would have been dilutive.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Six months ended June 30, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$9,577	$—	$—	$—	$9,577
Cost of sales	4,044	(1,042)	—	—	3,002
Selling, general and administrative	3,547	(2)	—	—	3,545
Research and development	1,786	(4)	—	—	1,782
Other expense/(income), net	229	—	—	17	246
Special and acquisition-related charges	117	—	(117)	—	—
Equity income	(1,010)	—	—	64	(946)

Income before income taxes	864	1,048	117	(81)	1,948
Income tax expense/(benefit)	89	(187)	(9)	5	280

Net income	$775	$861	$108	$(76)	$1,668

Preferred stock dividends	75	—	—	—	75

Net income available to common shareholders	$700	$861	$108	$(76)	$1,593

Diluted earnings per common share	$0.43				$0.97

Average shares outstanding — common and participating — diluted	1,635				1,635

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amounts in millions)
“As Reconciled” amounts related to Net income available to common shareholders and diluted earnings per common share reflect the following adjustments:

	Second Quarter		Six Months
	(unaudited)		(unaudited)
	2009	2008	2009	2008

Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$122	$138	$241	$270
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (b)	13	8	23	16
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	—	211	—	762

Total purchase accounting adjustments, pre-tax	135	357	264	1,048
Income tax benefit	27	73	59	187

Total purchase accounting adjustments	$108	$284	$205	$861

Special, merger and acquisition-related items:

Accelerated depreciation (a)	$5	$—	$7	$—
Special, merger and acquisition-related activities (d)/(e)	29	94	106	117

Total special, merger and acquisition-related items, pre-tax	34	94	113	117
Income tax benefit	6	7	13	9

Total special, merger and acquisition-related items	$28	$87	$100	$108

Other specified items:
Income from respiratory JV termination (f)	$—	$(64)	$—	$(64)
(Gain) on sale of manufacturing plant (c)	—	—	—	(17)

Total other specified items, pre-tax	—	—	—	(81)
Income tax expense	—	—	—	(5)

Total other specified items	$—	$(64)	$—	$(76)

Total purchase accounting adjustments, special, merger and acquisition-related items and other specified items	$136	$307	$305	$893

(a)	Included in cost of sales

(b)	Included in cost of sales, selling, general and administrative and research and development

(c)	Included in other expense/(income), net

(d)	Included in special, merger and acquisition-related charges

(e)	Included in research and development

(f)	Included in equity income